                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-27867 and 333-56671) of Diversified Corporate Resources, Inc. and Subsidiaries of our reports dated April 10, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

Weaver and Tidwell, LLP

Dallas, Texas
April 23, 2002